SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 11, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                   333-24111                       33-0761578
(State or other jurisdiction      (Commission                     (IRS Employer
 of incorporation)                File Number)               Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 6 ("Series 6") has acquired a Local Limited Partnership Interest in Trenton Village Apts., L.P., a Missouri limited partnership ("TRENTON"). TRENTON is sometimes hereinafter referred to as the "Local Limited Partnership."

         TRENTON owns the Trenton Village Apartments in Trenton, Missouri (the "Property").

         The following tables contain information concerning the Property and the Local Limited Partnership identified herein:

                                                                                                          LOCAL
                                         ACTUAL OR                                                        LIMITED
                                         ESTIMATED     ESTIMATED                             PERMANENT    PARTNER-
            PROPERTY                     CONSTRUC-     DEVELOPMENT                           MORTGAGE     SHIP'S         YEAR
LOCAL       NAME AND                     TION          COST         NUMBER OF    BASIC       LOAN         ANTICIPATED    CREDITS
LIMITED     NUMBER         LOCATION      COMPLETION    (INCLUDING   APARTMENT    MONTHLY     PRINCIPAL    TAX CREDITS    TO BE FIRST
PARTNERSHIP OF BUILDINGS   OF PROPERTY   DATE          LAND COST)   UNITS        RENTS       AMOUNT       (1)            AVAILABLE

TRENTON     Trenton        Trenton       October 1999  $2,075,016   24 2BR       $280        $730,000     $1,507,270     2000
            Village        (Grundy                                  units                    MHDC (2)
            Apartments     County),                                 8 3BR units  $335
                           Missouri
            8 Buildings



(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 6 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 6 was a limited partner of the Local Limited Partnership, and during which the Property was completed and in service.

(2) Missouri Housing Development Commission ("MHDC") will provide the mortgage loan for a term of 40 years at an annual interest rate of 1%. Principal and interest will be payable monthly, based on a 40-year amortization schedule.

Trenton  (TRENTON):  Trenton  (population  6,000) is the  county  seat of Grundy
County, Missouri, and is located at the intersection of U.S. Highway 65 and State Highway 6, approximately 100 miles northeast of Kansas City. The major employers for Trenton residents are Nestles, USA (processed foods), Modine Manufacturing (radiators), and Wright Memorial (hospital).


                                      LOCAL                                                                      ESTIMATED
                                      GENERAL                          SHARING RATIOS:                           ACQUISITION
LOCAL       LOCAL                     PARTNER       SHARING            ALLOCATIONS(4) AND                        FEES PAYABLE
LIMITED     GENERAL      PROPERTY     DEVELOPMENT   RATIOS:            SALE OR REFINANCING   SERIES 6's CAPITAL  TO FUND
PARTNERSHIP PARTNER      MANAGER (1)  FEE (2)       CASH FLOW (3)      PROCEEDS (5)          CONTRIBUTION (6)    MANAGER


TRENTON     MBL          Invesco      $245,610      WNC: Greater of    98.98/.01/.01/1 (7)   $1,024,738          $95,000
            Development, Properties,                15% or $500        40/60
            Co.          Inc.                       LGP: 70% of
                                                    the balance
                                                    The balance:
                                                    15/85


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Property so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Property.

(2) The Local Limited Partnership will pay its Local General Partner or an Affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Property, which services include: negotiating the financing commitments for the Property; securing necessary approvals and permits for the development and construction of the Property; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 6.

                                       2

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 6 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 6,
(ii) WNC Housing, L.P., (iii) D. Kim Lingle, the original limited partner and president of the Local General Partner, and (iv) the Local General Partner.

(5) Reflects the percentage interests of (i) Series 6 and (ii) the Local General Partner, in any net cash proceeds from sale or refinancing of the Property, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: the capital contributions of Series 6; the capital contribution of the special limited partner; the capital contribution of the Local General Partner; and the capital contribution of the original limited partner.

(6)  Series  6  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Property have been fulfilled.

(7) TRENTON is expected to generate Missouri Tax Credits in the amount of approximately $580,000, all of which will be allocated to the original limited partner.


Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.        Proforma Financial Information

                           Proforma Balance Sheet, June 30, 1998
                           Notes to Balance Sheet, June 30, 1998

         c.        Exhibits

                           Amended and Restated Agreement of Limited Partnership of Trenton Village Apts., L.P.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 6
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                  June 30, 1998

                                     ASSETS

                                       Historical        Proforma             Proforma
                                       Balance          Adjustments           Balance

Cash and cash equivalents              $  1,000                               $    1,000

Subscriptions receivable                                 1,408,500             1,408,500

Investment in limited partnerships                       6,619,439
                                                            98,595             6,718,034

Due from general partner                    100                  0                   100
                                        -------     ---------------           ----------
                                       $  1,100       $  8,126,534          $  8,127,634
                                         ======      ==============           ==========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Payables to limited partnerships                      $  6,619,439          $  6,619,439
Accrued fees and expenses due to general
  partner and affiliates                                   210,840
                                                            98,595               309,435
                                                          --------             ---------
                                                         6,928,874             6,928,874
                                                        ----------             ---------

PARTNERS' CAPITAL
  General partner                           100             (2,108)               (2,008)

  Limited partners                        1,000          1,408,500
                                                          (208,732)            1,200,768
                                       --------           ---------            ---------
      Total partners' capital             1,100          1,197,660             1,198,760
                                       --------          ----------            ---------
                                       $  1,100       $  8,126,534          $  8,127,634
                                         ======          =========             =========

                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 6 financial statements dated June 30, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 6 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of June 30, 1998, the Partnership was not admitted as majority limited partner in any limited partnerships. Subsequent to June 30, 1998, the
Partnership has acquired a limited partnership interest in one limited partnership; Trenton Village Apts., L.P. (TRENTON), and is negotiating to acquire the limited partnership interests in four other partnerships that own six apartment complexes, Ottawa I, L.P. (OTTAWA); Preservation Partners I, L.P. (PRESERVATION); United Development Co., L.P. - 97.0 (UNITED 97.0); and West Mobile County Housing, Ltd. (WEST MOBILE). PRESERVATION owns the Autumn Ridge I Apartments (PRESERVATION AUTUMN), the Pontiac "A" Apartments (PRESERVATION PONTIAC) and the Shumway Apartments (PRESERVATION SHUMWAY). These investments commit the Partnership to capital contributions as follows:


           OTTAWA                               $402,887
           PRESERVATION AUTUMN                   166,332
           PRESERVATION PONTIAC                  166,101
           PRESERVATION SHUMWAY                  173,469
           TRENTON                             1,024,738
           UNITED 97.0                         2,812,904
           WEST MOBILE                         1,873,008
                                               ---------
                                            $  6,619,439

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The adjustment to subscriptions receivable and the first adjustment to partners' equity of $1,408,500, reflect the proceeds held in escrow as of August 11, 1998 from receipt of subscriptions to 1,506 units of limited

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

partners' capital ($1,506,000 less notes receivable of $97,500). The first adjustment to accrued fees and expenses due to general partner and affiliates of $210,840 and the adjustments to the general partner's equity of $(2,108) and the limited partners' equity of $(208,732) reflect the commissions and offering costs for the sale of the above units.

The first adjustment to investment in limited partnerships and the adjustment to notes payable to limited partnerships of $6,619,439 reflect the Partnership's acquisition of the five limited partnership interests (seven apartment complexes) as if the Partnership's date of acquisition was June 30, 1998. The second adjustment to investment in limited partnerships and the second adjustment to accrued fees and expenses due to general partner and affiliates of $98,595 reflect the acquisition fee for the acquisition of the identified limited partnerships.

The five limited partnerships (seven apartment complexes) were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: August 21, 1998             By:      WNC &  Associates, Inc.,
     ----------------                      General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                        John B. Lester, Jr.,
                                                        President





                                      5